                                                                    EXHIBIT 20.2

                    Partners First Credit Card Master Trust
                            Monthly Trust Activity


Trust Level Activity
     Number of Days in Monthly Period                                                             31
     Beginning Principal Receivables Balance                                        1,614,857,612.41
     Beginning Special Funding Account Balance                                                  0.00
     Beginning Principal Receivables + SFA Balance                                  1,614,857,612.41
     Beginning Finance Charge Receivables                                              53,419,087.31
     Beginning Total Receivables                                                    1,668,276,699.72
     Special Funding Account Earnings                                                           0.00
     Finance Charge Collections                                                        23,455,069.19
     Interest/Fee Reversals (Wachovia accounts only)                                     -408,269.41
     Interchange Collections                                                            3,642,053.42
     Collection Account Investment Proceeds                                                     0.00
     Recoveries treated as Finance Charge Collections                                           0.00
     Total Finance Charge Receivables Collections                                      26,688,853.20
     Principal Receivables Collections                                                147,700,302.84
     Recoveries treated as Principal Collections                                          842,730.25
     Total Principal Receivables Collections                                          148,543,033.09
     Monthly Payment Rate (Principal plus Interest divided by                                 10.26%
     Beg. Total Receivables)
     Defaulted Amount (Net of Recoveries)                                              13,054,424.72
     Annualized Default Rate                                                                   9.70%
     Trust Gross Yield                                                                        19.83%
     Aggregate Account Addition or Removal (Y/N)?                                                  N
     Date of Addition/Removal                                                                    N/A
     Principal Receivables at the end of the day of Addition/Removal                             N/A
     SFA Balance at the end of the day of Addition/Removal                                       N/A
     Principal Receivables + SFA Balance at the end of the day of Addition/Removal               N/A
     Ending Principal Receivables Balance                                           1,597,020,285.08
     Ending Special Funding Account (SFA) Balance                                               0.00
     Ending Principal Receivables + SFA Balance                                     1,597,020,285.08
     Ending Finance Charge Receivables                                                 49,622,823.40
     Ending Total Receivables                                                       1,646,643,108.48
     Required Minimum Principal Balance (as of month end)                             750,000,000.00

                    Partners First Credit Card Master Trust
                            Monthly Trust Activity

B. Series Allocations
                                                                           Total                  1998-3
        Group                                                                                        1
        Class A Initial Invested Amount                                          528,000,000.00        528,000,000.00
        Class B Initial Invested Amount                                          113,000,000.00        113,000,000.00
        Collateral Initial Invested Amount                                        67,000,000.00         67,000,000.00
        Class D Initial Invested Amount                                           42,000,000.00         42,000,000.00
        Total Initial Invested Amount                                            750,000,000.00        750,000,000.00
        Required Transferor Invested Amount (per definition)                      52,500,000.00         52,500,000.00
        Initial Invested Amount + Req Transf Amount                              802,500,000.00        802,500,000.00
        Series Allocation Percentage                                                    100.00%               100.00%
        Series Allocable Finance Charge Collections                               26,688,853.20         26,688,853.20
        Series Allocable Principal Collections                                   148,543,033.09        148,543,033.09
        Series Allocable Defaulted Amounts                                        13,054,424.72         13,054,424.72
        Series Allocable Servicing Fee                                             1,250,000.00          1,250,000.00
        In Revolving Period?                                                                                        Y
        Available for Principal Sharing Series                                    75,051,876.04         75,051,876.04
        Principal Shortfall                                                                0.00                  0.00
        Allocation of Shared Principal Collections                                         0.00                  0.00
        Available for Excess Allocation Series                                             0.00                  0.00
        Finance Charge Shortfall                                                     748,826.67            748,826.67
        Allocation of Excess Finance Charge Collections                                    0.00                  0.00

B. Series Allocations
        Amounts Due                                                                               1998-3
                             Transferor's Percentage                                                           53.56%
                             Principal Allocation Percentage                                                   46.44%
                             Principal Collections                                                      68,988,915.16
                             Floating Allocation Percentage                                                    46.44%
                             Class A Certificate Rate                                                        2.65500%
                             Class B Certificate Rate                                                        2.88500%
                             CIA Certificate Rate                                                            3.50000%
                             CIA Secured Loan Spread Rate                                                    3.25000%
                             Class D Certificate Rate                                                        0.00000%
                             Class A Interest                                                            1,207,140.00
                             Class B Interest                                                              280,726.53
                             Collateral Monthly Interest                                                   201,930.56
                             Class D Interest                                                                    0.00
                             Investor Monthly Interest                                                   1,689,797.09
                             Investor Default Amount (Net of Recoveries)                                 6,062,960.88
                             Interchange Collections                                                     1,691,505.21
                             0.75% of Interchange                                                          468,750.00
                             Servicer Interchange                                                          468,750.00
                             Monthly Servicing Fee (Before Adjustments)                                  1,250,000.00
                             Interchange Adjustment                                                              0.00
                             SFA Adjustment                                                                      0.00
                             Previous Period Adjustment                                                          0.00
                             Total Monthly Servicing Fee (After all adjustments)                         1,250,000.00

C. Calculation of Redirected Investor Finance Charge Collections ("Socialism")
                                                                           Group I                1998-3
        Beginning Invested Amount (Month)                                        750,000,000.00        750,000,000.00
        Finance Charge Collections                                                12,395,297.11         12,395,297.11
        Reserve Account Interest                                                       6,978.00              6,978.00
        PFA Proceeds                                                                       0.00                  0.00
        Total Finance Charge Collections                                          12,402,275.11         12,402,275.11
        Investor Monthly Interest                                                  1,689,797.09          1,689,797.09
        Investor Default Amount                                                    6,062,960.88          6,062,960.88
        Monthly Servicing Fee                                                      1,250,000.00          1,250,000.00
        Additional Amounts                                                                 0.00                  0.00
        Total Amount Due                                                           9,002,757.97          9,002,757.97
        Group Excess?                                                                         Y
        Amount per 4.10(A)                                                                               1,689,797.09
        Amount per 4.10(B)            used in a                                                          6,062,960.88
        Amount per 4.10(C)     shortfall scenario only                                                   1,250,000.00
        Amount per 4.10(D)                                                                                       0.00
        Redirected Finance Charge Collections                                     12,402,275.11         12,402,275.11
        Amount of funds redistributed per 4.10                                                                   0.00
        Redirected Finance Charge Collections - PFA Proceeds
         (Class A available funds)                                                                      12,402,275.11


                    Partners First Credit Card Master Trust
                            Monthly Trust Activity

D. Trust Performance
        30-59 Days Delinquent                                                         32,950,998.83                         2.06%
        60-89 Days Delinquent                                                         22,268,785.34                         1.39%
        90+ Days Delinquent                                                           44,376,159.20                         2.78%
        Total 30+ Days Delinquent                                                     99,595,943.37                         6.24%



        First USA Bank, N.A.
        as Servicer

        by: /s/ Tracie Klein
           -----------------------
        Name:  Tracie H. Klein
        Title:  First Vice President

                    Partners First Credit Card Master Trust
                                 Series 1998-3


A. Investor/Transferor Allocations

B. Monthly Funding  Requirements

Last Payment Date                                           15-Oct-01
Current Payment Date                                        15-Nov-01
Actual / 360 Days                                               31               31                 31
30 / 360 Days                                                   30               30                 30
Fixed / Floating                                            Floating         Floating           Floating

                                                            Class A          Class B       Collateral Invested
                                                                                                 Amount
Certificate Rate                                               2.65500%         2.88500%           3.50000%
Secured Loan Spread Rate (Applies to CIA only)                                                     3.25000%
Initial Balance                                          528,000,000.00   113,000,000.00      67,000,000.00
Required Transferor Amount
Initial Invested Amount + Req Transf Amount

Beginning Outstanding Amount (Distribution)              528,000,000.00   113,000,000.00      67,000,000.00
Ending Outstanding Amount (Distribution)                 528,000,000.00   113,000,000.00      67,000,000.00

Beginning Invested Amount (Distribution)                 528,000,000.00   113,000,000.00      67,000,000.00
Ending Invested Amount (Distribution)                    528,000,000.00   113,000,000.00      67,000,000.00

Beginning Adjusted Invested Amount (Distribution)        528,000,000.00   113,000,000.00      67,000,000.00
Ending Adjusted Invested Amount (Distribution)           528,000,000.00   113,000,000.00      67,000,000.00

Beginning Invested Amount (Month)                        528,000,000.00   113,000,000.00      67,000,000.00
Ending Invested Amount  (Month)                          528,000,000.00   113,000,000.00      67,000,000.00

Beginning Adjusted Invested Amount (Month)               528,000,000.00   113,000,000.00      67,000,000.00
Ending Adjusted Invested Amount (Month)                  528,000,000.00   113,000,000.00      67,000,000.00

Principal Allocation  Percentage                                 70.40%           15.07%              8.93%
Floating Allocation Percentage                                   70.40%           15.07%              8.93%

Principal Collections                                     48,568,196.27    10,394,329.88       6,163,009.75
Redirected Finance Charge Collections                      8,731,201.68     1,868,609.45       1,107,936.58
Reserve Account Draw                                               0.00             0.00
PFA Proceeds (Class A Available Funds)                             0.00
Redirected Finance Charge plus PFA Proceeds                8,731,201.68     1,868,609.45       1,107,936.58
Monthly Interest                                           1,207,140.00       280,726.53         201,930.56
Investor Default Amount (Net)                              4,268,324.46       913,486.11         541,624.51
Monthly Servicing Fee                                        880,000.00       188,333.33         111,666.67
Total Due                                                  6,355,464.46     1,382,545.97         855,221.73

Redirected Investor Fin Charge Coll + YSA Draw
  + PFA Inv Proceeds + Reserve Fund Releases
Series Adjusted Portfolio Yield
Base Rate
A. Investor/Transferor Allocations

B. Monthly Funding  Requirements

Last Payment Date
Current Payment Date
Actual / 360 Days                                              31
30 / 360 Days                                                  30
Fixed / Floating                                           Floating

                                                           Class D           Total

Certificate Rate                                              0.00000%
Secured Loan Spread Rate (Applies to CIA only)
Initial Balance                                          42,000,000.00   750,000,000.00
Required Transferor Amount                                                52,500,000.00
Initial Invested Amount + Req Transf Amount                              802,500,000.00

Beginning Outstanding Amount (Distribution)              42,000,000.00   750,000,000.00
Ending Outstanding Amount (Distribution)                 42,000,000.00   750,000,000.00

Beginning Invested Amount (Distribution)                 42,000,000.00   750,000,000.00
Ending Invested Amount (Distribution)                    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Distribution)        42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Distribution)           42,000,000.00   750,000,000.00

Beginning Invested Amount (Month)                        42,000,000.00   750,000,000.00
Ending Invested Amount  (Month)                          42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount (Month)               42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount (Month)                  42,000,000.00   750,000,000.00

Principal Allocation  Percentage                                 5.60%          100.00%
Floating Allocation Percentage                                   5.60%          100.00%

Principal Collections                                     3,863,379.25    68,988,915.16
Redirected Finance Charge Collections                       694,527.41    12,402,275.11
Reserve Account Draw                                                               0.00
PFA Proceeds (Class A Available Funds)                                             0.00
Redirected Finance Charge plus PFA Proceeds                 694,527.41    12,402,275.11
Monthly Interest                                                  0.00     1,689,797.09
Investor Default Amount (Net)                               339,525.81     6,062,960.88
Monthly Servicing Fee                                        70,000.00     1,250,000.00
Total Due                                                   409,525.81     9,002,757.97

Redirected Investor Fin Charge Coll + YSA Draw
  + PFA Inv Proceeds + Reserve Fund Releases                              12,402,275.11
Series Adjusted Portfolio Yield                                                  10.14%
Base Rate                                                                         4.62%

                    Partner First Credit Card Master Trust
                                 Series 1998-3

Series Parameters
                  Revolving Period (Y/N)                                            Y
                  Accumulation Period (Y/N)                                         N
                  Early Amortization (Y/N)                                          N
                  Controlled Accumulation Period                                  12.00
                  FUSA is Servicer                                                  Y
                  Paydown Excess CIA (Y/N)                                          Y
                  Paydown Excess Class D (Y/N)                                      Y
                  Controlled Accumulation Amount                                    53,416,666.67
                  Controlled Deposit Amount                                         53,416,666.67
                  Ending Controlled Deposit Amount Shortfall                                 0.00

Funding Accounts
                  Beginning Principal Funding Account Balance                                0.00
                  Principal Funding Account Deposit                                          0.00
                  Principal Funding Account Withdrawal                                       0.00
                  Ending Principal Funding Account Balance                                   0.00
                  Principal Funding Investment Proceeds                                      0.00

                  Yield Supplement Account Beginning Balance                                 0.00
                  Yield Supplement Account Release                                           0.00
                  Yield Supplement Account Ending Balance                                    0.00

                  Reserve Account Beginning Balance                                  3,205,000.00
                  Required Reserve Account Amount                                    3,205,000.00
                  Available Reserve Account Amount                                   3,205,000.00
                  Interest Retained in Reserve Account                                       0.00
                  Reserve Draw Amount pursuant to Supplement 4.12(c).                        0.00
                  Funds Deposited into Reserve Account (out of Excess Spread)                0.00
                  Ending Reserve Account Balance                                     3,205,000.00
                  Covered Amount                                                             0.00

C. Certificate Balances and Distributions
                                                Class A           Class B          CIA            Class D         Total
                     Beginning Balance            528,000,000.00  113,000,000.00    67,000,000.00  42,000,000.00  750,000,000.00
                Interest Distributions              1,207,140.00      280,726.53       201,930.56           0.00    1,689,797.09
               Cumulative PFA Deposits                      0.00            0.00             0.00           0.00            0.00
               Principal Distributions                      0.00            0.00             0.00           0.00            0.00
                   Total Distributions              1,207,140.00      280,726.53       201,930.56           0.00    1,689,797.09
            Ending Certificate Balance            528,000,000.00  113,000,000.00    67,000,000.00  42,000,000.00  750,000,000.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

            1      Total amount of the distribution:                                                                   2.2863
            2      Amount of the distribution in respect of Class A Monthly Interest:                                  2.2863
            3      Amount of the distribution in respect of Class A Outstanding Monthly Interest:                        0.00
            4      Amount of the distribution in respect of Class A Additional Interest:                                 0.00
            5      Amount of the distribution in respect of Class A Principal:                                           0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

            1      Total amount of Class A Investor Charge-Offs:                                                         0.00
            2      Amount of Class A Investor Charge-Offs                                                                0.00
                   per $1,000 original certificate principal amount:
            3      Total amount reimbursed in respect of Class A Investor Charge-Offs:                                   0.00
            4      Amount reimbursed in respect of Class A Investor Charge-Offs                                          0.00
                   per $1,000 original certificate principal amount:
            5      The amount, if any, by which the outstanding principal                                                0.00
                   balance of the Class A Certificate exceeds the Class A Invested
                   Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

            1      The total amount of the distribution:                                                               2.4843
            2      Amount of the distribution in respect of Class B monthly interest:                                  2.4843
            3      Amount of the distribution in respect of Class B outstanding monthly interest:                        0.00
            4      Amount of the distribution in respect of Class B additional interest:                                 0.00
            5      Amount of the distribution in respect of Class B principal:                                           0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

            1      The amount of reductions in Class B Invested Amount                                                   0.00
            2      The amount of reductions in the Class B Invested Amount set forth in                                  0.00
                   paragraph 1 above, per $1,000 original certificate principal amount:
            3      The total amount reimbursed in respect of such reductions                                             0.00
                   in the Class B Invested Amount:
            4      The total amount set forth in paragraph 3 above, per $1,000                                           0.00
                   original certificate principal amount:
            5      The amount, if any, by which the outstanding principal balance                                        0.00
                   of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                    Partners First Credit Card Master Trust
                                 Series 1998-3

H.   Information regarding distributions on the Distribution Date to the Collateral Interest Holder.
                   1   Total amount distributed to the Collateral Interest Holder:                      201,930.56

                   2   Amount distributed in respect of Collateral Monthly Interest:                    201,930.56

                   3   Amount distributed in respect of Collateral Additional Interest:                       0.00

                   4   The amount distributed to the Collateral Interest Holder in respect                    0.00
                       of principal on the Collateral Invested Amount:

I.   Amount of reductions in Collateral Invested Amount.

                   1   The amount of reductions in the Collateral Invested Amount.                            0.00

                   2   The total amount reimbursed in respect of such reductions in the                       0.00
                       Collateral Invested Amount

J.   Finance Charge Shortfall Amount/Reallocated Finance Charge Collections

                   1   Finance Charge Collections Allocated to Series 1998-3                         12,402,275.11
                       (incl. YSA, Res Draw & Int and PFA Proceeds)
                   2   Full amount required to be paid pursuant to sections 4.5 and 4.7(excl.         9,002,757.97
                       Spread Acct.)
                   3   Spread Account Requirement per Loan Agreement                                  4,148,343.81
                   4   Finance Charge Shortfall                                                         748,826.67
                   5   Available for Other Excess Allocation Series                                           0.00

K.   Application of Reallocated Investor Finance Charge Collections.

                                                                    Available           Due            Paid       Shortfall
                   1   Allocated Class A Available Funds           8,731,201.68
                       a Reserve Account Release                           0.00
                       b PFA Investment Earnings                           0.00
                       c Class A Available Funds                   8,731,201.68

                   2   Class A Available Funds                     8,731,201.68
                       a Class A Monthly Interest                                     1,207,140.00    1,207,140.00           0.00
                       b Class A Servicing Fee                                          880,000.00      880,000.00           0.00
                       c Class A Investor Default Amount                              4,268,324.46    4,268,324.46           0.00
                       d Class A Excess                            2,375,737.22

                   3   Class B Available Funds                     1,868,609.45
                       a Class B Monthly Interest                                       280,726.53      280,726.53           0.00
                       b Class B Servicing Fee                                          188,333.33      188,333.33           0.00
                       c Class B Excess                            1,399,549.59

                   4   Collateral Available Funds                  1,107,936.58
                       a Collateral Servicing Fee                                       111,666.67      111,666.67           0.00
                       b Collateral Excess                           996,269.91

                   5   Class D Available Funds                       694,527.41
                       a Class D Servicing Fee                                           70,000.00       70,000.00           0.00
                       b Class D Excess                              624,527.41

                   6   Total Excess Spread                         5,396,084.12

                                    Page 4

                    Partners First Credit Card Master Trust
                                 Series 1998-3

L.   Application of Excess Spread and Excess Finance Charge Collections

                                                              Available             Due               Paid      Shortfall
               1  Available Excess Spread                     5,396,084.12
               2  Excess Fin Charge Coll                              0.00
                  from Other Series
               3  Available Funds                             5,396,084.12
               4  Class A Required
                  Amount
                  a Interest                                                                0.00          0.00        0.00
                  b Servicing Fee                                                           0.00          0.00        0.00
                  c Defaults                                                                0.00          0.00        0.00
               5  Class A Charge Offs not Previously Reimbursed                             0.00          0.00        0.00
               6a Class B Required Amount in accordance with 4.5(b)(i)(ii)
                  a Interest                                                                0.00          0.00        0.00
                  b Servicing Fee                                                           0.00          0.00        0.00
               6b Class B Default Amount                                              913,486.11    913,486.11        0.00
               7  Reductions in Class B not previously reimbursed                           0.00          0.00        0.00
               8  Monthly Servicing Fee Shortfalls                                          0.00          0.00        0.00
               9  Collateral Monthly Interest                                         201,930.56    201,930.56        0.00
               10 Collateral Default Amount                                           541,624.51    541,624.51        0.00
               11 Reductions in CIA not previously reimbursed                               0.00          0.00        0.00
               12 Reserve Account Deposit                                                   0.00          0.00        0.00
               13 Class D Monthly Interest                                                  0.00          0.00        0.00
               14 Class D Default Amount                                              339,525.81    339,525.81        0.00
               15 Reductions in Class D not previously reimbursed                           0.00          0.00        0.00
               16 Other CIA Amounts Owed                                            4,148,343.81  3,399,517.14  748,826.67
               17 Excess Fin Coll for Other Series                                          0.00          0.00        0.00
               18 Excess Spread (after reallocation)          3,399,517.14
               19 Writedowns

                                                                Total       Redirected Principal        Charge-Offs
                                     a  Class A                       0.00                  0.00                      0.00
                                        in respect of A                                                               0.00
                                     b  Class B                       0.00                  0.00                      0.00
                                        in respect of A                                                               0.00
                                        in respect of B                                                               0.00
                                     c  CIA                           0.00                  0.00                      0.00
                                        in respect of A                                                               0.00
                                        in respect of B                                                               0.00
                                        in respect of CIA                                                             0.00
                                     d  Class D                       0.00                  0.00                      0.00
                                        in respect of A                                                               0.00
                                        in respect of B                                                               0.00
                                        in respect of CIA                                                             0.00
                                        in respect of D                                                               0.00

M.   Application of Redirected Principal Collections

                                                              Available             Due               Paid      Shortfall
               1  Redirected Principal Collections           20,420,718.89
               2  Class A Required Amount
                  a Interest                                                                0.00          0.00        0.00
                  b Servicing Fee                                                           0.00          0.00        0.00
                  c Defaults                                                                0.00          0.00        0.00
               3  Class B Required Amount
                  a Interest                                                                0.00          0.00        0.00
                  b Servicing Fee                                                           0.00          0.00        0.00
                  c Defaults                                                                0.00          0.00        0.00
               4  Collateral Required Amount
                  a Interest                                                                0.00          0.00        0.00
                  b Servicing Fee                                                           0.00          0.00        0.00
                  c Defaults                                                                0.00          0.00        0.00
               5  Available for                              20,420,718.89
                  Available Principal Collections

N.  Principal Shortfall Amount/Shared Principal Collections
               1  Principal Allocation % of the Series 1998-3                      68,988,915.16
                  Allocable Principal Collections
               2  Other amounts treated as Principal Collections                    6,062,960.88
                  per Section 4.5 & 4.7
               3  Full amount required to be distributed pursuant                           0.00
                  to Section 4.5
               4  Principal required to fund the Required Amount per                        0.00
                  Section 4.8
               5  Principal Shortfall                                                       0.00


                    Partners First Credit Card Master Trust
                                 Series 1998-3



           6  Available for Shared Principal Collections                                                75,051,876.04

O.  Available Principal Collections

           1  Available Principal Collections (per the definition thereof)                              75,051,876.04
           2  Principal Collections allocation to other Principal Sharing Series                                 0.00
           3  Available Principal Collections (after Sharing)                                           75,051,876.04

P.  Application of Principal Collections during Revolving Period

           1  Available Principal Collections                                                           75,051,876.04
           2  Collateral Invested Amount                                                                67,000,000.00
           3  Required Collateral Invested Amount                                                       67,000,000.00
           4  Amount used to pay Excess CIA                                                                      0.00

           5  Available Principal Collections                                                           75,051,876.04
           6  Class D                                                                                   42,000,000.00
           7  Required Class D                                                                          42,000,000.00
           8  Amount used to pay                                                                                 0.00
              Excess Class D

Q.  Application of Principal Collections during the Accumulation Period

           1  Available Principal Collections                                                                    0.00
           2  Controlled Deposit Amount                                                                          0.00
           3  Class A Adjusted Invested Amount + Class B Adjusted Invested Amount                                0.00
           4  Principal Funding Account Deposit (minimum of items 1, 2 & 3 above)                                0.00
           5  Required Enhancement Amount                                                                       $0.00
           6  Remaining Principal Collections Available                                                          0.00
           7  Remaining Collateral Invested Amount                                                               0.00
           8  Collateral Monthly Principal (Principal paid to CIA) (min of items a & b & 7)                      0.00
              a Excess of CIA and Class D over Required Enhancement Amt                                          0.00
              b Excess of Available Principal Collections over PFA deposit                                       0.00

           9  Remaining Principal Collections Available                                                          0.00
          10  Remaining Class D Amount                                                                           0.00
          11  Principal Paid to Class D (limited by Required Enhancement Amount)                                 0.00

                    Partners First Credit Card Master Trust
                                 Series 1998-3



R.   Application of Principal Collections during Early Amortization Period

            1  Available Principal Collections                                            0.00
                              a  Remaining Class A Adjusted Invested Amount               0.00
                              b  Principal Paid to Class A -
                                 Current Period's Collections                             0.00
                              c  Principal Paid to Class A - PFA per 5.1                  0.00
                              d  Total Principal Paid to Class A                          0.00

            2  Remaining Principal Collections Available                                  0.00
                              a  Remaining Class B Adjusted Invested Amount               0.00
                              b  Principal Paid to Class B -
                                 Current Period's Collections                             0.00
                              c  Principal Paid to Class B - PFA per 5.1                  0.00
                              d  Total Principal Paid to Class B                          0.00

            3  Remaining Principal Collections Available                                  0.00
                              a  Remaining Collateral Invested Amount                     0.00
                              b  Principal Paid to CIA                                    0.00

            4  Remaining Principal Collections Available                                  0.00
                              a  Remaining Class D Amount                                 0.00
                              b  Principal Paid to Class D                                0.00

S.   Yield and Base Rate

            1  Base Rate
                              a  Current Monthly Period                                   4.62%
                              b  Prior Monthly Period                                     5.53%
                              c  Second Prior Monthly Period                              5.67%

               Three Month Average Base Rate                                                            5.27%

            2  Series Adjusted Portfolio Yield
                              a  Current Monthly Period                                  10.14%
                              b  Prior Monthly Period                                     9.38%
                              c  Second Prior Monthly Period                              9.72%

               Three Month Average Series Adjusted Portfolio Yield                                      9.75%

            3  Excess Spread
                              a  Current Monthly Period                                   5.53%
                              b  Prior Monthly Period                                     3.85%
                              c  Second Prior Monthly Period                              4.05%

               Three Month Average Excess Spread                                                        4.48%


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